Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982 Investor relations contact: Scott Cunningham, (626) 302-2540

Edison International Reports First Quarter 2010 Financial Results

ROSEMEAD, Calif., May 7, 2010 – Edison International (NYSE: EIX) today reported first quarter 2010 results.

First quarter 2010 basic earnings per share were $0.72 compared to $0.76 per share in the same quarter last year. Core earnings in the first quarter of 2010 were $0.82 per share compared to $0.79 per share in the same quarter last year, mainly due to higher operating results at Edison Mission Group (EMG), partially offset by expense timing differences at Southern California Edison (SCE). Core earnings exclude discontinued operations and other non-core items as discussed below.

“During the first quarter, we achieved solid earnings in a difficult power market,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International.

First Quarter Earnings Detail

SCE’s first quarter 2010 basic earnings were $0.50 per share compared to $0.64 per share in the first quarter of 2009. This decrease included a non-core charge of $0.12 per share to reverse previously recognized tax benefits eliminated by the federal health care legislation enacted in March 2010. Core earnings were $0.62 per share for the first quarter of 2010 compared to $0.64 per share in the same quarter last year. The two-cent decrease is primarily due to higher operating expense, including the impact of curtailed spending in the first quarter of last year until the 2009 CPUC General Rate Case decision was received in March 2009. This decrease was almost entirely offset by rate base growth and higher capitalized financing costs.

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Note: Basic earnings or losses per share refer to basic earnings or losses per common share attributable to Edison International throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to Basic Earnings and Reconciliation of Core Earnings Per Share Guidance to Revised Basic Earnings Per Share Guidance.

Edison International Reports First Quarter 2010 Financial Results

EMG’s first quarter 2010 basic earnings were $0.24 per share compared to $0.14 per share in the first quarter of 2009. Core earnings were $0.22 per share compared to $0.17 per share in the same quarter last year. EMG’s 2010 core earnings increased from 2009 primarily due to higher distributions from EMG’s Doga and March Point natural gas facilities and higher trading income. Mainly offsetting this increase were lower results from EMG’s merchant coal plants driven primarily by lower energy prices and higher 2009 unrealized gains, partially offset by lower emission costs and higher capacity prices. Renewable project income was lower mainly due to less wind. First quarter 2010 non-core items include $0.02 per share of earnings from discontinued operations. First quarter 2009 per share non-core items include a $0.04 charge related to Edison Capital’s lease terminations, partially offset by $0.01 in earnings from discontinued operations.

2010 Earnings Guidance

Previously announced annual core earnings guidance of $3.15 - $3.45 per share is reaffirmed. The company has revised its 2010 GAAP earnings guidance by ($0.10) per share to reflect a $0.12 per share charge at SCE related to a change in the tax deductibility of a portion of retiree health care expenses, partially offset by earnings from discontinued operations of $0.02 per share at EMG. See the risk disclosure statement on page 3 and the financial teleconference presentation accompanying the company’s earnings conference call for further information.

Reconciliation of Core Earnings Per Share Guidance to Revised

Basic Earnings Per Share Guidance1

Core Earnings Per Share[1]	March 1, 2010 2010 Earnings Guidance	Revised as of May 7, 2010 2010 Earnings Guidance
EIX core earnings	$3.15 – $3.45	$3.15 – $3.45
Non-Core Items :
SCE – Tax impact of health care legislation	—	$(0.12)
EMG – Earnings from discontinued operations	—	0.02

EIX basic earnings	$3.15 – $3.45	$3.05 – $3.35

Midpoint of 2010 core guidance by business element:
SCE	$2.80	$2.80
EMG	0.62	0.62
EIX parent company and other	(0.12)	(0.12)

Total	$3.30	$3.30

1	See Use of Non-GAAP Financial Measures on page 3. Basic earnings per share refer to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.01) per share and is included in EIX parent company and other.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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Edison International Reports First Quarter 2010 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and earnings per share (EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period.

Core earnings is a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core earnings per share are defined as GAAP earnings and GAAP earnings per share excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary and Edison International GAAP earnings per share refers to basic earnings per common share attributable to Edison International common shareholders. Core earnings are reconciled to basic earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its first quarter 2010 financial results at 8 a.m. (Pacific Daylight Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (888) 889-2168 and the number for international callers is (773) 681-5951. The ID is “Edison”. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through May 14, 2010 at the following numbers: (866) 491-2943 for callers in the United States and (203) 369-1729 for international callers. The replay passcode is 80709.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings guidance, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2009 Form 10-K, most recent Form 10-Q, and other reports filed with the Securities and Exchange Commission which are available on our web site: www.edisoninvestor.com.

Edison International Reports First Quarter 2010 Financial Results

Summary Financial Schedules

First Quarter Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended March 31,		Change
	2010	2009
SCE	$0.50	$0.64	$(0.14)
EMG	0.22	0.13	0.09
EIX parent company and other	(0.02)	(0.02)	—

EIX earnings from continuing operations	0.70	0.75	(0.05)

EIX earnings from discontinued operations	0.02	0.01	0.01

EIX basic earnings[1]	$0.72	$0.76	$(0.04)

EIX diluted earnings	$0.72	$0.76	$(0.04)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for the quarter ended March 31, 2010 and $(0.01) per share for the quarter ended March 31, 2009.

First Quarter Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended March 31,		Change
	2010	2009
Core Earnings[1]
SCE	$0.62	$0.64	$(0.02)
EMG	0.22	0.17	0.05
EIX parent company and other	(0.02)	(0.02)	—

EIX core earnings	0.82	0.79	0.03

Non-core items
SCE – Tax impact of health care legislation	(0.12)	—	(0.12)
EMG – Lease terminations	—	(0.04)	0.04
EMG – Earnings from discontinued operations	0.02	0.01	0.01

Total non-core items	(0.10)	(0.03)	(0.07)

EIX basic earnings[1]	$0.72	$0.76	$(0.04)

1	See Use of Non-GAAP Financial Measures on page 3. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for the quarter ended March 31, 2010 and $(0.01) per share for the quarter ended March 31, 2009.

Edison International Reports First Quarter 2010 Financial Results

First Quarter Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended March 31,
	2010	2009	Change
SCE	$164	$208	$(44)
EMG	71	45	26
EIX parent company and other	(5)	(6)	1

EIX earnings from continuing operations	230	247	(17)
EIX earnings from discontinued operations	6	3	3

EIX basic earnings	$236	$250	$(14)

First Quarter Reconciliation of Core Earnings to Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended March 31,
	2010	2009	Change
Core Earnings[1]
SCE	$203	$208	$(5)
EMG	71	56	15
EIX parent company and other	(5)	(6)	1

EIX core earnings	269	258	11

Non-core items
SCE – Tax impact of health care legislation	(39)	—	(39)
EMG – Lease terminations	—	(11)	11
EMG – Earnings from discontinued operations	6	3	3

Total non-core items	(33)	(8)	(25)

EIX basic earnings	$236	$250	$(14)

1	See Use of Non-GAAP Financial Measures on page 3.

Edison International Reports First Quarter 2010 Financial Results

Consolidated Statements of Income	Edison International

	Three Months Ended March 31,
(in millions, except per-share amounts)	2010	2009
	(Unaudited)
Electric utility	$2,159	$2,189
Competitive power generation	652	624
Other	(1)	(1)

Total operating revenue	2,810	2,812

Fuel	295	387
Purchased power	608	540
Operations and maintenance	1,037	969
Depreciation, decommissioning and amortization	369	342
Lease terminations and other	3	21

Total operating expenses	2,312	2,259

Operating income	498	553
Interest and dividend income	19	10
Equity in income (loss) from partnerships and unconsolidated subsidiaries – net	18	(8)
Other income	34	26
Interest expense – net of amounts capitalized	(168)	(187)
Other expenses	(8)	(6)

Income from continuing operations before income taxes	393	388
Income tax expense	150	122

Income from continuing operations	243	266
Income from discontinued operations – net of tax	6	3

Net income	249	269
Less: Net income attributable to noncontrolling interests	13	19

Net income attributable to Edison International common shareholders	$236	$250

Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$230	$247
Income from discontinued operations, net of tax	6	3

Net income attributable to Edison International common shareholders	$236	$250

Basic earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326
Continuing operations	$0.70	$0.75
Discontinued operations	0.02	0.01

Total	$0.72	$0.76

Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	328	327
Continuing operations	$0.70	$0.75
Discontinued operations	0.02	0.01

Total	$0.72	$0.76

Dividends declared per common share	$0.315	$0.310

Edison International Reports First Quarter 2010 Financial Results

Consolidated Balance Sheets	Edison International

(in millions)	March 31, 2010	December 31, 2009
	(Unaudited)
ASSETS
Cash and equivalents	$1,418	$1,673
Short-term investments	10	10
Receivables, less allowances of $53 for uncollectible accounts at both dates	843	1,017
Accrued unbilled revenue	360	347
Inventory	522	533
Derivative assets	324	357
Restricted cash	66	69
Margin and collateral deposits	129	125
Regulatory assets	303	120
Deferred income taxes	—	3
Other current assets	292	176

Total current assets	4,267	4,430

Competitive power generation and other property – less accumulated depreciation of $1,669 and $2,231 at respective dates	4,917	5,147
Nuclear decommissioning trusts	3,248	3,140
Investments in partnerships and unconsolidated subsidiaries	527	216
Investments in leveraged leases	162	160
Other investments	98	91

Total investments and other assets	8,952	8,754

Utility plant, at original cost:
Transmission and distribution	22,674	22,214
Generation	2,680	2,667
Accumulated depreciation	(6,064)	(5,921)
Construction work in progress	2,790	2,701
Nuclear fuel, at amortized cost	314	305

Total utility plant	22,394	21,966

Derivative assets	223	268
Restricted deposits	44	43
Rent payments in excess of levelized rent expense under plant operating leases	1,083	1,038
Regulatory assets	4,675	4,139
Other long-term assets	719	806

Total long-term assets	6,744	6,294

Total assets	$42,357	$41,444

Edison International Reports First Quarter 2010 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts)	March 31, 2010	December 31, 2009
	(Unaudited)
LIABILITIES AND EQUITY
Short-term debt	$277	$85
Current portion of long-term debt	46	377
Accounts payable	977	1,347
Accrued taxes	190	186
Accrued interest	215	196
Customer deposits	234	238
Derivative liabilities	179	107
Regulatory liabilities	288	367
Deferred income taxes	155	—
Other current liabilities	696	884

Total current liabilities	3,257	3,787

Long-term debt	11,025	10,437

Deferred income taxes	4,522	4,334
Deferred investment tax credits	100	102
Customer advances	112	119
Derivative liabilities	931	529
Pensions and benefits	2,090	2,061
Asset retirement obligations	3,274	3,241
Regulatory liabilities	3,521	3,328
Other deferred credits and other long-term liabilities	2,542	2,500

Total deferred credits and other liabilities	17,092	16,214

Total liabilities	31,374	30,438

Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,311	2,304
Accumulated other comprehensive income	116	37
Retained earnings	7,642	7,500

Total Edison International’s common shareholders’ equity	10,069	9,841
Noncontrolling interests	7	258
Preferred and preference stock of utility not subject to mandatory redemption	907	907

Total equity	10,983	11,006

Total liabilities and equity	$42,357	$41,444

Edison International Reports First Quarter 2010 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Three Months Ended March 31,
(in millions)	2010	2009
	(Unaudited)
Cash flows from operating activities:
Net income	$249	$269
Less: Income from discontinued operations	6	3

Income from continuing operations	243	266
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	369	342
Regulatory impacts of net nuclear decommissioning trust earnings (reflected in accumulated depreciation)	38	32
Other amortization	24	26
Lease terminations and other	3	21
Stock-based compensation	7	5
Equity in (income) loss from partnerships and unconsolidated subsidiaries – net	(18)	8
Distributions and dividends from unconsolidated entities	22	(3)
Deferred income taxes and investment tax credits	218	63
Income from leveraged leases	(1)	(11)
Changes in operating assets and liabilities:
Receivables	150	86
Inventory	(2)	4
Restricted cash	3	—
Margin and collateral deposits – net of collateral received	(6)	(23)
Other current assets	(154)	37
Rent payments in excess of levelized rent expense	(45)	(49)
Accounts payable	(138)	(141)
Accrued taxes	(6)	85
Other current liabilities	(182)	(44)
Derivative assets and liabilities – net	695	(220)
Regulatory assets and liabilities – net	(636)	244
Other assets	(11)	(13)
Other liabilities	20	(32)
Operating cash flows from discontinued operations	6	3

Net cash provided by operating activities	599	686

Cash flows from financing activities:
Long-term debt issued	547	750
Long-term debt issuance costs	(20)	(10)
Long-term debt repaid	(343)	(179)
Bonds repurchased	—	(219)
Short-term debt financing – net	192	(585)
Stock-based compensation – net	(1)	1
Dividends and distributions to noncontrolling interests	(13)	(25)
Dividends paid	(103)	(101)

Net cash provided (used) by financing activities	$259	$(368)

Edison International Reports First Quarter 2010 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Three Months Ended March 31,
(in millions)	2010	2009
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(951)	$(785)
Purchase of interest in acquired companies	—	(6)
Proceeds from termination of leases	—	121
Proceeds from sale of nuclear decommissioning trust investments	286	658
Purchases of nuclear decommissioning trust investments and other	(335)	(700)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	32	10
Maturities and sale of short-term investments	2	1
Purchase of short-term investments	(1)	(1)
Investments in other assets	(55)	11

Net cash used by investing activities	(1,022)	(691)

Effect of consolidation of variable interest entities	5	—
Effect of deconsolidation of variable interest entities	(96)	—

Net decrease in cash and equivalents	(255)	(373)
Cash and equivalents, beginning of period	1,673	3,916

Cash and equivalents, end of period	$1,418	$3,543